                                   EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

                                                                  JURISDICTION
                                                                    IN WHICH
                                                                   ORGANIZED
                                                                  ------------
  1. Avery Dennison Corporation (publicly-owned parent of con-
     solidated group)..........................................  Delaware
  2. Avery Corp. ..............................................  Delaware
  3. Avery Pacific Corporation ................................  California
  4. Avery International Holding GmbH..........................  Germany
  5. Avery, Inc................................................  California
  6. Avery Foreign Sales Corporation B.V.......................  Netherlands
  7. Avery Coordination Center N.V.............................  Belgium
  8. Avery International Overseas Finance N.V..................  Netherlands
  9. Avery Holding Limited.....................................  United Kingdom
 10. Cardinal Insurance Limited ...............................  Bermuda
 11. AEAC, Inc. ...............................................  Delaware
 12. Avery Dennison Canada Inc.................................  Canada
 13. Fasson Sverige AB.........................................  Sweden
 14. Avery Etiketsystemer A/S .................................  Denmark
 15. Avery Etiketten B.V.......................................  Netherlands
 16. Avery International France S.A. ..........................  France
 17. Avery Etiketten N.V. .....................................  Belgium
 18. Avery Dennison U.K. Limited...............................  United Kingdom
 19. Avery Maschinen GmbH......................................  Germany
 20. Avery Dennison (Ireland) Limited .........................  Ireland
 21. Retail Products Limited ..................................  Ireland
 22. Avery Dennison Office Products U.K. Ltd. .................  United Kingdom
 23. Avery Guidex Limited .....................................  United Kingdom
 24. A.V. Chemie A.G...........................................  Switzerland
 25. Avery Etikettier-Logistik GmbH............................  Germany
 26. Soabar Systems (Hong Kong) Limited........................  Hong Kong
 27. Fasson Nederland B.V......................................  Netherlands
 28. Avery Holding B.V.........................................  Netherlands
 29. Fasson Deutschland GmbH...................................  Germany
 30. Fasson France S.a.r.l.....................................  France
 31. Fasson Italia S.p.A.......................................  Italy
 32. Fasson de Mexico S.A......................................  Mexico
 33. Fasson Schweiz A.G. ......................................  Switzerland
 34. Fasson Scandinavia A/S....................................  Denmark
 35. Fasson Products (Proprietary) Limited.....................  South Africa
 36. Fasson Hemel Hempstead Limited............................  United Kingdom
 37. Fasson Norge A/S..........................................  Norway

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
                                                                   JURISDICTION
                                                                     IN WHICH
                                                                    ORGANIZED
                                                                   ------------
 38. Fasson Osterreich GmbH.....................................  Austria
 39. Fasson Ireland Limited ....................................  Ireland
 40. Fasson Suomi OY............................................  Finland
 41. Fasson Pty. Limited .......................................  Australia
 42. Avery Properties Pty. Limited..............................  Australia
 43. Fasson Produtos Adesivos Limitada..........................  Brazil
 44. Avery Specialty Tape Division N.V..........................  Belgium
 45. Fasson Canada Inc..........................................  Canada
 46. Fasson U.K. Limited........................................  United Kingdom
 47. Fasson Espana S.A..........................................  Spain
 48. Avery Automotive Limited...................................  United Kingdom
 49. Avery Dennison Singapore (Pte) Ltd.........................  Singapore
 50. Avery Myers Limited........................................  United Kingdom
 51. Avery Graphic Systems, Inc. ...............................  Delaware
 52. Dennison Danmark A/S.......................................  Denmark
 53. Avery Holding S.A. ........................................  France
 54. Avery de Mexico S.A. de C.V................................  Mexico
 55. Fasson Luxembourg S.A......................................  Luxembourg
 56. Guidex Limited ............................................  United Kingdom
 57. Novexx Modul Vertriebs GmbH................................  Germany
 58. Avery Etikettsystem Svenska AB ............................  Sweden
 59. Fasson Belgie N.V..........................................  Belgium
 60. Security Printing Division, Inc............................  Delaware
 61. Dennison Manufacturing Company.............................  Nevada
 62. Avery Dennison (Hong Kong) Limited.........................  Hong Kong
 63. Avery Dennison Holdings Limited............................  Australia
 64. Avery Dennison Australia Limited...........................  Australia
 65. Avery Dennison (Retail) Limited............................  Australia
 66. Dennison Limited...........................................  United Kingdom
 67. Metallised Films & Papers Ltd. ............................  United Kingdom
 68. Dennison International Company.............................  Massachusetts
 69. Dennison de Mexico S.A. de C.V. ...........................  Mexico
 70. Dennison do Brasil Industria e Comercio Ltda...............  Brazil
 71. TIADECO Participacoes Ltda.................................  Brazil
 72. Indumarco Comercial Ltda...................................  Brazil
 73. Dennison International Holding B.V.........................  Netherlands
 74. Avery Korea Limited........................................  Korea
 75. Dennison Manufacturing (Trading) Ltd.......................  United Kingdom
 76. Dennison Monarch Systems, Inc. ............................  Delaware
 77. Avery Dennison Office Products Company.....................  Nevada
 78. Avery Dennison Transoceanic Corporation....................  Massachusetts
 79. DMC Development Corporation................................  Nevada

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
                                                                   JURISDICTION
                                                                     IN WHICH
                                                                    ORGANIZED
                                                                   ------------
 80. Avery Dennison France S.A. ................................  France
 81. Societe Civile Immobiliere Sarrail.........................  France
 82. Monarch Industries, Inc....................................  New Jersey
 83. Avery Buroprodukte GmbH....................................  Germany
 84. National Blank Book Company, Corp. ........................  Massachusetts
 85. Dennison Ireland Limited...................................  Ireland
 86. Avery Label (Northern Ireland) Limited.....................  United Kingdom
 87. Dennison Office Products Limited...........................  Ireland
 88. Dennison Magnetic Media Limited............................  Ireland
 89. Etikettrykkeriet A/S.......................................  Denmark
 90. Soabar Systems Hong Kong B.V. .............................  Netherlands
 91. Avery Dennison C.A. .......................................  Venezuela
 92. Avery Dennison Mexico S.A. de C.V. ........................  Mexico
 93. Fasson Portugal Produtos Auto-Adesivos Lda. ...............  Portugal
 94. Avery Chile S.A. ..........................................  Chile
 95. Avery China Company Ltd. ..................................  China
 96. Presto SarL ...............................................  France

  All of the preceding subsidiaries have been consolidated in the Registrant's financial statements and no separate financial statements have been filed.

  The parent company also owns 50% of Avery-Toppan Company, Limited (Japan), which company may be deemed to be a subsidiary. Registrant's share of the losses and profits is included on an equity basis in the Consolidated Statement of Income.